                                                              [LOGO]


                                                   ANNUAL REPORT TO SHAREHOLDERS
                                            ADVANTUS INTERNATIONAL BALANCED FUND


                                                          SEPTEMBER 30, 1996











                      [GRAPHIC]

ADVANTUS INTERNATIONAL BALANCED FUND
TABLE OF CONTENTS

PERFORMANCE UPDATE                  2

INVESTMENTS IN SECURITIES           7

STATEMENT OF ASSETS AND
LIABILITIES                        17

STATEMENT OF OPERATIONS            18

STATEMENT OF CHANGES IN
NET ASSETS                         19

NOTES TO FINANCIAL
STATEMENTS                         20

INDEPENDENT AUDITORS'
REPORT                             28

FEDERAL INCOME TAX
INFORMATION                        29

SHAREHOLDER SERVICES               31

October 31, 1996                                                         [PHOTO]

Dear Shareholders:

The nation's economic expansion, noted for its longevity, breadth and strength, pressed forward in the third quarter of 1996. The Federal Reserve's decision not to raise interest rates, coupled with the long awaited upswing of several key foreign economies, offers new signs that the expansion, currently in its 23rd quarter, will extend well into next year.

The financial markets shrugged off concerns about an overheated economy to post record highs for both the Dow Jones Industrial Average and the NASDAQ. The current optimism is based partly on a relatively unique phenomenon of this expansion; industrial production, a harbinger of future economic activity, is actually rebuilding depleted inventories. Normally associated with the early stages of an economic recovery, this activity is unusual for a mature expansion and indicates continued economic strength.

Gross Domestic Product (GDP), clipping along at 2.5 - 3.0 percent annually, is hovering above the Fed's comfort level. However, consumer confidence is very high and plays a definite role in our forecast. After experiencing the lowest unemployment rates in nearly seven years, consumers today are employed, confident and spending money which bodes well for continued growth. This higher level of consumer spending is capable of sustaining a strong GDP without risk of exhausting the recovery.

Inflation, a primary concern of a heated up economy, is playing only a minor role in the current recovery. The abundance of material resources supplied from the former communist countries in Eastern Europe and the Soviet Union has mitigated the resource demands of the U.S. economy's strength. In addition, the increase of the world's labor force, in China and elsewhere, provides lower cost production options for many manufacturers, eliminating the need to raise prices. Consequently, we can envision a scenario in which inflation and interest rates actually edge lower in the coming months.

The Advantus Funds took full advantage of the extended expansion and recorded impressive gains across broad industrial segments this year. While mandated wage accelerations will affect many service related industries in the months ahead, we remain cautiously optimistic that most sectors will experience strong growth well into 1997. Further buttressing this report is the fact that in the first year of every Presidential term since 1948, the markets have returned positive performance.

The Advantus family of mutual funds offers a wide array of investment objectives to capture growth potential in many different market segments. Our experienced and dedicated portfolio managers will make the most of each opportunity.

Sincerely,

       [SIGNATURE]
Paul Gooding, President
Advantus Capital Management, Inc.

ADVANTUS INTERNATIONAL BALANCED FUND
PERFORMANCE UPDATE
[PHOTO]
MARC JOSEPH AND
NEIL DEVLIN
TEMPLETON INVESTMENT COUNSEL, INC.
PORTFOLIO MANAGERS
The Advantus International Balanced Fund is a mutual fund designed for investors seeking a high level of total return. The
Fund hopes to achieve its objective by
investing in both stocks and debt
securities issued by companies, large and small, outside the United States and in debt securities of governments outside the United States. While Advantus Capital
Management, Inc. acts as investment
adviser for the Fund, Templeton
Investment Counsel, Inc. provides
investment advice to the International
Balanced Fund under a subadvisory
agreement.
PERFORMANCE

For the year ended September 30, 1996, your Fund posted the following returns for each of the classes of shares currently offered:

Class A                            10.7 percent*
Class C                            9.9 percent*

By comparison, an international equity index (the MSCI EAFE Index)** posted a gain of 8.9 percent and an international bond index (the J.P. Morgan Non-U.S. Government Bond Index)+ returned 5.3 percent over the same period.

The Fund's strong relative performance resulted from its 70 percent stock weighting, an underweighting in Japanese stocks, and good results from the equity markets in Spain, Hong Kong, the Netherlands, and certain emerging markets. The Spanish market returned over 25 percent and the Dutch market over 32 percent in local currencies. The Fund also benefited from fixed income holdings in Australia, Canada and in peripheral European markets such as Italy, Spain and Sweden. Bond returns were strong in these markets and more than offset the depreciation of the respective currencies relative to the U.S. dollar.

PORTFOLIO RECAP

Major stock markets around the world generally performed well during fiscal 1996. In local currencies, most European exchanges were up over 15 percent. However, because the U.S. dollar strengthened during the period, dollar-based returns were significantly lower. European stock markets performed well because investors became more convinced that the struggling European economies would strengthen in 1997, boosting corporate earnings.

One of the markets where we have found significant bargains is Hong Kong. Concern over Hong Kong's reversion to China next July has depressed some equity valuations to levels we feel are unjustifiably low. Although the outcome in Hong Kong is uncertain, knowledge of the situation is widespread and we believe that the uncertainty has been more than reflected in stock prices. Considering the large amount of investment capital that flows from Hong Kong to China, the sharing of technical expertise between the two economies, and the magnitude of Chinese investments in Hong Kong, China has a significant incentive to make the transition go smoothly. The Hong Kong market was up 21 percent over the past year, in both U.S. and Hong Kong dollars (the HK dollar is pegged to the U.S. dollar).

                                            ADVANTUS INTERNATIONAL BALANCED FUND
                                                              SEPTEMBER 30, 1996

Some of the best performers in the global fixed income markets were the peripheral markets in Europe, particularly Italy, Spain and Sweden. These markets have made dramatic reforms to domestic fiscal policies in recent years and their high yields have attracted foreign investors. Despite the rising dollar, Italian bonds returned 17.96 percent through the end of August, 1996.

OUTLOOK

Based on current valuations, it is our expectation that international stock markets will continue to perform as well as or better than the U.S. market. Despite the inevitable volatility of returns, we remain optimistic about future prospects for our current holdings. We anticipate that the Fund will continue to hold 65-70 percent of its assets in stocks, with the remainder in bonds. *Historical results are not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 5 percent front-end sales charge. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.
**The MSCI EAFE Index is an unmanaged index of common stocks from European, Asian and Far Eastern markets.
+The J.P. Morgan Non-U.S. Government Bond Index includes all liquid foreign government issues of Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden and United Kingdom.

ADVANTUS INTERNATIONAL BALANCED FUND
SEPTEMBER 30, 1996

FIVE LARGEST COMMON STOCK HOLDINGS

                                                             % OF
                                                            COMMON
                                               MARKET        STOCK
COMPANY                            SHARES      VALUE       PORTFOLIO
--------------------------------  --------   ----------   -----------
Deutsche Bank...................   16,250    $  764,416          2.8%
Volvo...........................   29,200       628,168          2.3%
Pioneer International...........  212,995       581,424          2.2%
Rhone-Poulenc...................   20,535       572,931          2.1%
Svenska Handelsbanken...........   22,500       553,666          2.0%
                                             ----------          ---
                                             $3,100,605         11.4%
                                             ----------          ---
                                             ----------          ---

FIVE LARGEST BOND HOLDINGS

                                                 MARKET      % OF BOND
COMPANY                                          VALUE       PORTFOLIO
---------------------------------------------  ----------   -----------
Kingdom of Denmark, 9.0%, 11/15/00...........  $1,462,208         12.3%
Australian Government, 12.0%, 11/15/01.......   1,011,475          8.5%
Canadian Government, 10.5%, 10/01/04.........     872,483          7.3%
United Kingdom Treasury, 10.0%, 09/08/03.....     757,882          6.3%
Canadian Government, 10.5%, 03/01/01.........     692,570          5.8%
                                               ----------          ---
                                               $4,796,618         40.2%
                                               ----------          ---
                                               ----------          ---

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Consumer Goods and Services         15.2%
Credit Sensitive                    30.8%
Intermediate Goods and
Services                            14.5%
Technology                           9.2%
Foreign Government Debt             25.9%
Cash and Other
Assets/Liabilities                   4.4%
                                   100.0%

                                            ADVANTUS INTERNATIONAL BALANCED FUND
                                                              SEPTEMBER 30, 1996

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
               ADVANTUS INTERNATIONAL BALANCED FUND, EAFE INDEX,
                 J.P. MORGAN NON-U.S. GOVERNMENT BOND INDEX AND
                              CONSUMER PRICE INDEX

On the following charts you can see how the total return for each of the two classes of shares of the Advantus International Balanced Fund compared to the EAFE Index, the J.P. Morgan Non-U.S. Government Bond Index and the Consumer Price Index. The four lines in each graph represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of each class of shares of the Advantus International Balanced Fund (September 16, 1994 for Class A and March 1, 1995 for Class C) through September 30, 1996.

                                    CLASS A

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AVERAGE ANNUAL TOTAL
         RETURN:
One year                         5.2%
Since inception (9/16/94)        5.2%
                              Class A    EAFE Index  J.P. Morgan Index        CPI
9/16/94                       $10,000       $10,000            $10,000    $10,000
9/30/94                       $10,054        $9,845            $10,094    $10,054
9/30/95                       $10,014       $10,460            $11,972    $10,275
9/30/96                       $11,089       $11,399            $12,605    $10,584

ADVANTUS INTERNATIONAL BALANCED FUND
SEPTEMBER 30, 1996

                                    CLASS C

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AVERAGE ANNUAL TOTAL
         RETURN:
One year                         9.9%
Since inception (3/1/95)        12.9%
                              Class C    EAFE Index  J.P. Morgan Index        CPI
3/01/95                       $10,000       $10,000            $10,000    $10,000
9/30/95                       $11,026       $11,175            $11,198    $10,146
9/30/96                       $12,120       $12,179            $11,791    $10,450

The preceding charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 5 percent front-end sales charge for Class A shares. Sales charges pay for your financial adviser's investment advice. Individuals cannot buy even an unmanaged index fund without incurring some charges and expenses.

Historical results are not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

                                            ADVANTUS INTERNATIONAL BALANCED FUND
                                                       INVESTMENTS IN SECURITIES
                                                              SEPTEMBER 30, 1996

           (Percentages of each investment category relate to total net assets.)

                                                                                    MARKET
  SHARES                                                                           VALUE(a)
-----------                                                                      ------------
COMMON STOCKS (64.3%)
  AUSTRALIA (2.5%)
    Banking (1.1%)
     20,240  National Australia Bank...........................................  $    212,993
     46,000  Westpac Banking...................................................       238,034
    Building Materials and Components (1.4%)
    212,995  Pioneer International.............................................       581,424
                                                                                 ------------
                                                                                    1,032,451
                                                                                 ------------
  AUSTRIA (1.7%)
    Electrical and Electronics (.8%)
      2,500  VA Technologie (b) (f)............................................       326,126
    Utilities--Gas and Electric (.9%)
      2,880  EVN Energie-Versorung.............................................       375,496
                                                                                 ------------
                                                                                      701,622
                                                                                 ------------
  BELGIUM (1.6%)
    Chemicals (1.6%)
        590  Solvay............................................................       355,240
      4,300  Union Miniere NPV (b).............................................       317,808
                                                                                 ------------
                                                                                      673,048
                                                                                 ------------
  BRAZIL (1.1%)
    Telecommunications (1.1%)
      5,900  Telecomunicacoes Brasileiras ADR..................................       463,150
                                                                                 ------------
  CANADA (1.6%)
    Banking (1.0%)
     12,000  Canadian Imperial Bank of Commerce................................       435,151
    Mining and Metals--Container (.6%)
     32,000  Inmet Mining Corporation (b)......................................       230,201
                                                                                 ------------
                                                                                      665,352
                                                                                 ------------
  CHILE (.8%)
    Telecommunications (.8%)
      3,300  Compania de Telefonos de Chile ADR................................       318,863
                                                                                 ------------

              See accompanying notes to investments in securities.

ADVANTUS INTERNATIONAL BALANCED FUND
INVESTMENTS IN SECURITIES--CONTINUED

                                                                                    MARKET
  SHARES                                                                           VALUE(a)
-----------                                                                      ------------
  CHINA (.2%)
    Chemicals (.2%)
    350,000  Yizheng Chemical Fibre Company, Ltd...............................  $     85,090
                                                                                 ------------
  CZECH REPUBLIC (2.4%)
    Banking (.6%)
      8,000  Komercni Banka 144A (f)...........................................       232,098
    Energy Services (1.8%)
      9,465  Ceske Energeticke (b).............................................       368,452
      3,200  SPT Telecom (b)...................................................       395,062
                                                                                 ------------
                                                                                      995,612
                                                                                 ------------
  FINLAND (2.5%)
    Banking (.6%)
    118,000  Merita, Ltd (b)...................................................       257,569
    Telecommunications (.7%)
      6,800  Nokia.............................................................       303,559
    Wholesale and International Trade (1.2%)
     15,000  Amer Group........................................................       338,256
     23,500  Metsa-Serla.......................................................       154,350
                                                                                 ------------
                                                                                    1,053,734
                                                                                 ------------
  FRANCE (6.7%)
    Banking (1.2%)
      9,500  Banque Nationale de Paris.........................................       360,029
      3,487  Banque Nationale de Paris ADR 144A (f)............................       132,149
    Electrical and Electronics (.6%)
      3,205  Alcatel Alsthom...................................................       270,434
    Multi-Industry (.3%)
      1,000  Marine Wendel.....................................................        83,894
      1,242  Pechiney SA.......................................................        52,820
    Energy Sources (1.2%)
      6,470  Societe Nationale Elf Aquitaine...................................       506,318
    Health and Personal Care (1.4%)
     20,535  Rhone-Poulenc.....................................................       572,931
    Insurance (1.0%)
      6,965  Axa...............................................................       417,529

              See accompanying notes to investments in securities.

                                            ADVANTUS INTERNATIONAL BALANCED FUND
                                            INVESTMENTS IN SECURITIES--CONTINUED

                                                                                    MARKET
  SHARES                                                                           VALUE(a)
-----------                                                                      ------------
  FRANCE--CONTINUED
    Transportation (1.0%)
     18,153  Regie Nationale Des Usines Renault................................  $    432,964
                                                                                 ------------
                                                                                    2,829,068
                                                                                 ------------
  GERMANY (2.4%)
    Banking (1.8%)
     16,250  Deutsche Bank.....................................................       764,416
    Chemicals (.6%)
      7,100  Bayer.............................................................       259,373
                                                                                 ------------
                                                                                    1,023,789
                                                                                 ------------
  HONG KONG (4.8%)
    Banking (1.1%)
     24,250  HSBC Holdings.....................................................       450,002
    Multi-Industry (1.5%)
     61,000  Hutchison Whampoa.................................................       410,189
    199,000  C. P. Pokphand Co., Ltd...........................................        63,048
     25,000  Jardine Matheson..................................................       156,250
    Electrical and Electronics (.1%)
     26,100  Consolidated Electric Power Asia, Ltd.............................        55,184
    Transportation (2.1%)
     45,000  Swire Pacific Class A.............................................       402,980
    124,400  Swire Pacific Class B.............................................       176,151
    102,628  Jardine Strategic Holdings........................................       326,357
                                                                                 ------------
                                                                                    2,040,161
                                                                                 ------------
  INDIA (.3%)
    Financial Services (.3%)
     90,600  India Fund (b)....................................................       138,103
                                                                                 ------------
  INDONESIA (.7%)
    Financial Services (.5%)
    200,000  J.F. Indonesia Fund (b)...........................................       225,009
    Forest Products and Paper (.2%)
    151,500  P.T. Barito Pacific Timber........................................        92,995
                                                                                 ------------
                                                                                      318,004
                                                                                 ------------

              See accompanying notes to investments in securities.

ADVANTUS INTERNATIONAL BALANCED FUND
INVESTMENTS IN SECURITIES--CONTINUED

                                                                                    MARKET
  SHARES                                                                           VALUE(a)
-----------                                                                      ------------
  ITALY (.9%)
    Telecommunications (.9%)
     63,000  Sirti Spa.........................................................  $    382,872
                                                                                 ------------
  KOREA (.4%)
    Financial Services (.4%)
          4  Korea International Trust.........................................       170,000
                                                                                 ------------
  MEXICO (.4%)
    Chemicals (.2%)
     48,000  Vitro.............................................................       100,832
    Telecommunications (.2%)
      2,800  Telefonos de Mexico ADR...........................................        89,950
                                                                                 ------------
                                                                                      190,782
                                                                                 ------------
  NETHERLANDS (3.3%)
    Broadcasting, Advertising and Publishing (1.1%)
     14,500  International Nederlanden Group...................................       452,556
    Building Materials and Components (.5%)
      6,850  European Vinyls...................................................       219,799
    Insurance (.9%)
      8,211  Aegon.............................................................       405,523
    Merchandising (.8%)
      4,320  Koninklijke Bijenkorf Beheer......................................       333,289
                                                                                 ------------
                                                                                    1,411,167
                                                                                 ------------
  NEW ZEALAND (2.0%)
    Building Materials and Components (.1%)
     27,000  Fletcher Challenge Building (b)...................................        60,046
    Energy Services (.2%)
     27,000  Fletcher Challenge Energy (b).....................................        64,578
    Forest Products and Paper (.7%)
     54,000  Fletcher Challenge Paper (b)......................................       107,253
     15,323  Fletcher Challenge Forestry (b)...................................        22,397
     69,000  Carter Holt Harvey, Ltd...........................................       152,004
    Wholesale and International Trade (1.0%)
    438,750  Brierley Investments..............................................       423,440
                                                                                 ------------
                                                                                      829,718
                                                                                 ------------

              See accompanying notes to investments in securities.

                                            ADVANTUS INTERNATIONAL BALANCED FUND
                                            INVESTMENTS IN SECURITIES--CONTINUED

                                                                                    MARKET
  SHARES                                                                           VALUE(a)
-----------                                                                      ------------
  NORWAY (2.4%)
    Energy Sources (.9%)
     23,000  Saga Petroleum....................................................  $    371,451
    Health and Personal Care (1.1%)
     44,600  Hafslund Nycomed (b)..............................................       455,193
    Mining and Metals--Container (.4%)
     13,000  Elkem.............................................................       175,958
                                                                                 ------------
                                                                                    1,002,602
                                                                                 ------------
  PHILIPPINES (.6%)
    Telecommunications (.6%)
      4,100  Philippine Long Distance Telephone................................       254,736
                                                                                 ------------
  PERU (.5%)
    Telecommunications (.5%)
     10,000  CPT Telefonica Del Peru ADR.......................................       228,750
                                                                                 ------------
  PORTUGAL (.7%)
    Banking (.2%)
      7,000  Banco Portugues de Investimento...................................        81,687
    Financial Services (.5%)
      2,200  Capital Portugal Fund (b).........................................       228,290
                                                                                 ------------
                                                                                      309,977
                                                                                 ------------
  SOUTH AFRICA (.6%)
    Forest Products and Paper (.6%)
     27,000  Sappi, Ltd........................................................       235,092
                                                                                 ------------
  SPAIN (6.4%)
    Banking (2.3%)
     19,600  Argentaria Corporacion Bancaria de Espanol ADR....................       409,150
     12,000  Banco Bilbao Vizcaya..............................................       553,249
    Energy Sources (.8%)
     10,800  Repsol............................................................       354,939
    Telecommunications (1.2%)
     27,000  Telefonica de Espana..............................................       501,499
    Utilities--Gas and Electric (2.1%)
      6,600  Empresa Nacional de Electricidad..................................       388,583

              See accompanying notes to investments in securities.

ADVANTUS INTERNATIONAL BALANCED FUND
INVESTMENTS IN SECURITIES--CONTINUED

                                                                                    MARKET
  SHARES                                                                           VALUE(a)
-----------                                                                      ------------
  SPAIN--CONTINUED
     50,072  Iberdrola.........................................................  $    485,492
                                                                                 ------------
                                                                                    2,692,912
                                                                                 ------------
  SWEDEN (7.2%)
    Banking (.6%)
      9,600  Stadshypotek (f)..................................................       244,202
    Business and Public Service (1.3%)
     24,000  Esselte...........................................................       523,549
      2,250  Naeckebro (b).....................................................        33,288
    Forest Products and Paper (.8%)
     27,000  Stora Kopparbergs Bergslags.......................................       344,428
    Health and Personal Care (3.0%)
     11,000  Astra.............................................................       452,519
     22,500  Svenska Handelsbanken.............................................       553,666
      4,600  Electrolux........................................................       258,680
    Transportation (1.5%)
     29,200  Volvo.............................................................       628,168
                                                                                 ------------
                                                                                    3,038,500
                                                                                 ------------
  SWITZERLAND (1.5%)
    Electrical and Electronics (1.0%)
        340  BBC Brown Boveri & Cie............................................       416,067
    Health and Personal Care (.3%)
         51  Societe Generale de Surveillance..................................       115,340
    Insurance (.2%)
        300  Zuerich Versicherung..............................................        83,044
                                                                                 ------------
                                                                                      614,451
                                                                                 ------------
  THAILAND (.6%)
    Financial Services (.6%)
     11,839  Thai Fund.........................................................       260,458
                                                                                 ------------
  TURKEY (.1%)
    Financial Services (.1%)
      3,100  Turkish Growth Fund (b)...........................................        38,363
                                                                                 ------------

              See accompanying notes to investments in securities.

                                            ADVANTUS INTERNATIONAL BALANCED FUND
                                            INVESTMENTS IN SECURITIES--CONTINUED

                                                                                    MARKET
  SHARES                                                                           VALUE(a)
-----------                                                                      ------------
  UNITED KINGDOM (7.4%)
    Banking (1.0%)
     27,281  Barclays Bank.....................................................  $    400,494
    Building Materials and Components (.9%)
     78,000  BICC (b)..........................................................       359,738
    Electrical and Electronics (.3%)
     15,500  Waste Management International ADR (b)............................       139,500
    Energy Services (2.5%)
    127,500  British Gas.......................................................       397,670
     25,833  Hyder.............................................................       290,788
     42,000  British Telecommunications........................................       233,759
     15,000  Thames Water Group................................................       126,284
    Food and Household Products (1.6%)
    507,774  Albert Fisher Group...............................................       319,526
    128,429  Hillsdown Holdings................................................       360,410
    Merchandising (.3%)
     30,100  Kwik Save Group...................................................       145,410
    Transportation (.8%)
     61,700  BTR...............................................................       260,447
     17,050  BTR Nylex.........................................................        72,174
                                                                                 ------------
                                                                                    3,106,200
                                                                                 ------------
             Total common stocks (cost: $23,960,853)...........................    27,104,627
                                                                                 ------------
PREFERRED STOCKS (2.4%)
  ARGENTINA (.6%)
    Multi-Industry (.6%)
      5,010  Compania de Inversiones en Telecomunications convertible preferred--
              7.00% (e)........................................................       258,015
                                                                                 ------------
  ITALY (1.2%)
    Telecommunications (1.2%)
    193,000  Stet Spa di Risp..................................................       522,427
                                                                                 ------------
  MEXICO (.5%)
    Financial (.5%)
      5,550  Nacional Financiera ADR--11.25% (e)...............................       191,475
                                                                                 ------------

              See accompanying notes to investments in securities.

ADVANTUS INTERNATIONAL BALANCED FUND
INVESTMENTS IN SECURITIES--CONTINUED

                                                                                    MARKET
  SHARES                                                                           VALUE(a)
-----------                                                                      ------------
  UNITED KINGDOM (.1%)
    Energy Services (.1%)
     27,900  Hyder.............................................................  $     44,709
                                                                                 ------------
             Total preferred stocks (cost: $915,630)...........................     1,016,626
                                                                                 ------------

 PRINCIPAL
-----------
LONG-TERM DEBT SECURITIES (28.3%)
  ARGENTINA (.2%)
    Government (.2%)
    150,000  Republic of Argentina (U.S. Dollar) (c)................     5.000%   03/31/23        87,750
                                                                                            ------------
  AUSTRALIA (2.4%)
    Government (2.4%)
  1,070,000  Australian Government (Australian Dollar) (c) (g)......    12.000%   11/15/01     1,011,475
                                                                                            ------------
  CANADA (6.0%)
    Government (6.0%)
    975,000  Canadian Government (Canadian Dollar) (c)..............    10.500%   10/01/04       872,483
    810,000  Canadian Government (Canadian Dollar) (c)..............    10.500%   03/01/01       692,570
    520,000  Canadian Government (Canadian Dollar) (c)..............     8.750%   12/05/05       424,844
    484,000  Canadian Government (Canadian Dollar) (c)..............     7.500%   09/01/00       373,181
    230,000  Canadian Government (Canadian Dollar) (c)..............     5.750%   03/01/99       170,201
                                                                                            ------------
                                                                                               2,533,279
                                                                                            ------------
  DENMARK (3.5%)
    Government (3.5%)
  7,585,000  Kingdom of Denmark (Danish Krone) (c)..................     9.000%   11/15/00     1,462,208
                                                                                            ------------
  GERMANY (.9%)
    Government (.9%)
    555,000  Treuhandanstalt (Deutsch Mark) (c).....................     7.125%   01/29/03       393,490
                                                                                            ------------
  HONG KONG (.8%)
    Finance (.8%)
    400,000  PIV Investment Finance (U.S. Dollar) (c)...............     4.500%   12/01/00       341,000
                                                                                            ------------
  INDIA (.6%)
    Finance (.6%)
    250,000  Essar Gujarat (U.S. Dollar) (c) (d) (f)................     7.900%   07/15/99       243,438
                                                                                            ------------

              See accompanying notes to investments in securities.

                                            ADVANTUS INTERNATIONAL BALANCED FUND
                                            INVESTMENTS IN SECURITIES--CONTINUED

                                                                                               MARKET
 PRINCIPAL                                                                                    VALUE(a)
-----------                                                                                 ------------
  IRELAND (.5%)
    Government (.5%)
    150,000  Republic of Ireland (Irish Punt) (c)...................     6.250%   10/18/04  $    232,540
                                                                                            ------------
  ITALY (3.9%)
    Government (3.9%)
605,000,000  Italy Government (Italian Lira) (c)....................    10.500%   07/15/00       431,476
180,000,000  Buoni Poliennali Del Tes (Italian Lira) (c)............    10.500%   08/01/99       120,426
875,000,000  Buoni Poliennali Del Tes (Italian Lira) (c)............    10.500%   09/01/05       646,110
620,000,000  Buoni Poliennali Del Tes (Italian Lira) (c)............    10.500%   11/01/00       442,683
                                                                                            ------------
                                                                                               1,640,695
                                                                                            ------------
  JAPAN (1.0%)
    Finance (1.0%)
 18,000,000  Japan Development Bank (Japanese Yen) (c)..............     6.500%   09/20/01       195,354
 22,000,000  European Investment Bank (Japanese Yen) (c)............     5.875%   11/26/99       223,951
                                                                                            ------------
                                                                                                 419,305
                                                                                            ------------
  MEXICO (.4%)
    Financial (.4%)
    165,000  United Mexican States (U.S. Dollar) (c)................     9.750%   02/06/96       169,125
                                                                                            ------------
  SPAIN (2.3%)
    Government (2.3%)
 36,460,000  Government of Spain (Spanish Peseta) (c)...............    12.250%   03/25/00       324,237
 72,790,000  Government of Spain (Spanish Peseta) (c)...............    11.300%   01/15/02       656,734
                                                                                            ------------
                                                                                                 980,971
                                                                                            ------------
  SWEDEN (1.5%)
    Government (1.5%)
  2,100,000  Sweden Kingdom (Swedish Krona) (c).....................    13.000%   06/15/01       395,689
  1,300,000  Sweden Kingdom (Swedish Krona) (c).....................    10.250%   05/05/03       228,206
                                                                                            ------------
                                                                                                 623,895
                                                                                            ------------
  UNITED KINGDOM (3.8%)
    Government (3.8%)
    355,000  United Kingdom (British Sterling Pound) (c)............    10.250%   11/22/99       608,773
    130,000  United Kingdom (British Sterling Pound) (c)............    12.000%   11/20/98       225,217

              See accompanying notes to investments in securities.

ADVANTUS INTERNATIONAL BALANCED FUND
INVESTMENTS IN SECURITIES--CONTINUED

                                                                                               MARKET
 PRINCIPAL                                                                                    VALUE(a)
-----------                                                                                 ------------
  UNITED KINGDOM--CONTINUED
    425,000  United Kingdom Treasury (British Sterling Pound) (c)...    10.000%   09/08/03  $    757,882
                                                                                            ------------
                                                                                               1,591,872
                                                                                            ------------
  UNITED STATES (.5%)
    Government (.5%)
    192,000  U.S. Treasury Note (U.S. Dollar) (c)...................     5.125%   04/30/98       189,480
                                                                                            ------------
             Total long-term debt securities (cost: $11,710,367)..........................    11,920,523
                                                                                            ------------
SHORT-TERM SECURITIES (1.8%)
  NEW ZEALAND (.8%)
    516,000  New Zealand Treasury Bill (New Zealand Dollar) (c).....     9.720%   10/02/96       360,698
                                                                                            ------------
  UNITED STATES (1.0%)
    405,000  U.S. Treasury Bill (U.S. Dollar)(c)....................     5.020%   12/12/96       400,877
                                                                                            ------------
             Total short-term securities (cost: $759,738).................................       761,575
                                                                                            ------------
             Total investments in securities (cost: $37,346,588) (h)......................  $ 40,803,351
                                                                                            ------------
                                                                                            ------------

Notes to Investments in Securities
----------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b)  Presently non-income producing.
(c) Principal amounts for foreign debt securities are denominated in the currencies indicated.
(d) Represents a debt security with a variable rate. The interest rate disclosed is the rate in effect at September 30, 1996.
(e) PRIDES-Preferred Redeemed Increased Dividend Equity Securities are structured as convertible preferred secuities issued by a company. Investors receive an enhanced yield but based upon a specific formula, potential appreciation is limited. PRIDES pay dividends, have voting rights, are noncallable for three years and upon maturity, convert into shares of common stock.
(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. (See note 8 to the financial statements.) Information concerning the illiquid securities held at September 30, 1996, which includes acquisition date and cost, is as follows:

                                                         ACQUISITION
     SECURITY:                                               DATE        COST
     --------------------------------------------------  ------------  ---------
     Banque Nationale de Paris ADR.....................       Various  $ 138,607
     Komercni Banka....................................       Various    210,890
     Stadshypotek......................................       Various    126,863
     VA Technologie....................................       Various    233,012
     Essar Gujarat.....................................       Various    250,000
                                                                       ---------
                                                                        $959,372
                                                                       ---------
                                                                       ---------

(g) Interest rate varies according to predetermined rates established in advance. The rate disclosed is the rate in effect at September 30, 1996.

(h) At September 30, 1996 the cost of securities for federal income tax purposes was $37,834,330. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation.....................  $ 5,122,210
     Gross unrealized depreciation.....................   (2,153,189)
                                                         -----------
     Net unrealized appreciation.......................  $ 2,969,021
                                                         -----------
                                                         -----------

                                            ADVANTUS INTERNATIONAL BALANCED FUND
                                             STATEMENT OF ASSETS AND LIABILITIES
                                                              SEPTEMBER 30, 1996

                                            ASSETS
Investments in securities, at market value--see accompanying schedule for detailed listing (identified cost: $37,346,588)...........................................  $40,803,351
Cash in bank on demand deposit....................................................     858,196
Receivable for investment securities sold.........................................   1,586,334
Accrued interest and dividends receivable.........................................     444,554
Unrealized appreciation on forward foreign currency contracts held, at value (note
 4)...............................................................................      66,880
Receivable for fund shares sold...................................................      51,392
Receivable for refundable foreign income taxes withheld...........................      48,472
Organizational costs (note 6).....................................................      24,130
                                                                                    ----------
    Total assets..................................................................  43,883,309
                                                                                    ----------
                                         LIABILITIES
Payable for investment securities purchased.......................................   1,584,199
Payable to Adviser................................................................      74,505
Payable for Fund shares repurchased...............................................         562
Unrealized depreciation on forward foreign currency contracts held, at value (note
 4)...............................................................................      32,241
                                                                                    ----------
    Total liabilities.............................................................   1,691,507
                                                                                    ----------
Net assets applicable to outstanding capital stock................................  $42,191,802
                                                                                    ----------
                                                                                    ----------
Represented by:
  Capital stock--authorized 10 billion shares (Class A--2 billion shares and Class
   C--2 billion shares and 6 billion unallocated) of $.01 par value (note 1)......  $   36,943
  Additional paid-in capital......................................................  38,107,882
  Undistributed net investment income.............................................     348,350
  Accumulated net realized gains from investments.................................     219,348
  Unrealized appreciation of investments and translation of assets and liabilities
   in foreign currencies..........................................................   3,479,279
                                                                                    ----------
    Total--representing net assets applicable to outstanding capital stock........  $42,191,802
                                                                                    ----------
                                                                                    ----------
Net assets applicable to outstanding Class A shares...............................  $40,380,900
                                                                                    ----------
                                                                                    ----------
Net assets applicable to outstanding Class C shares...............................  $1,810,902
                                                                                    ----------
                                                                                    ----------
Shares outstanding and net asset value per share:
  Class A--Shares outstanding 3,535,447...........................................  $    11.42
                                                                                    ----------
                                                                                    ----------
  Class C--Shares outstanding 158,872.............................................  $    11.40
                                                                                    ----------
                                                                                    ----------

                See accompanying notes to financial statements.

ADVANTUS INTERNATIONAL BALANCED FUND
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 1996

Investment income:
  Interest.........................................................................  $ 781,581
  Dividends (net of foreign withholding taxes of $111,387).........................    755,311
                                                                                     ---------
      Total investment income......................................................  1,536,892
                                                                                     ---------
Expenses (note 5):
  Investment advisory fee..........................................................    327,858
  Distribution fees--Class A.......................................................    106,247
  Distribution fees--Class C.......................................................      8,761
  Administrative services fee......................................................     28,200
  Custodian fees...................................................................     87,175
  Accounting services..............................................................     66,106
  Legal and auditing fees..........................................................     20,173
  Amortization of organizational costs.............................................      8,273
  Directors' fees..................................................................        584
  Registration fees................................................................     35,833
  Printing and shareholder reports.................................................     30,080
  Insurance........................................................................      5,844
  Other............................................................................      7,388
                                                                                     ---------
      Total expenses...............................................................    732,522
  Less fees and expenses waived or absorbed:
    Class A distribution fees......................................................    (53,123)
                                                                                     ---------
      Total net expenses...........................................................    679,399
                                                                                     ---------
      Investment income--net.......................................................    857,493
                                                                                     ---------
Realized and unrealized gains (losses) on investments and foreign currencies:
  Net realized gains (losses) from:
    Investments (note 3)...........................................................    929,903
    Foreign currency transactions..................................................    (80,658)
                                                                                     ---------
                                                                                       849,245
                                                                                     ---------
  Net change in unrealized appreciation or depreciation on:
    Investments....................................................................  1,925,761
    Translation of assets and liabilities in foreign currencies....................     69,325
                                                                                     ---------
                                                                                     1,995,086
                                                                                     ---------
      Net gains on investments and foreign currencies..............................  2,844,331
                                                                                     ---------
Net increase in net assets resulting from operations...............................  $3,701,824
                                                                                     ---------
                                                                                     ---------

                See accompanying notes to financial statements.

                                            ADVANTUS INTERNATIONAL BALANCED FUND
                                              STATEMENT OF CHANGES IN NET ASSETS
                                         YEARS ENDED SEPTEMBER 30, 1996 AND 1995

                                                                          1996        1995
                                                                       ----------  ----------
Operations:
  Investment income--net.............................................  $  857,493  $  576,072
  Net realized gains on investments and foreign currency
   transactions......................................................     849,245     668,642
  Net change in unrealized appreciation or depreciation of
   investments and translation of assets and liabilities in foreign
   currencies........................................................   1,995,086   1,212,767
                                                                       ----------  ----------
      Increase in net assets resulting from operations...............   3,701,824   2,457,481
                                                                       ----------  ----------
Distributions to shareholders from:
  Investment income--net:
    Class A..........................................................    (902,736)   (530,846)
    Class C..........................................................     (19,264)     (2,174)
  Net realized gains on investments:
    Class A..........................................................    (634,933)   (310,236)
    Class C..........................................................      (8,696)       (925)
                                                                       ----------  ----------
      Total distributions............................................  (1,565,629)   (844,181)
                                                                       ----------  ----------
Capital share transactions (notes 5 and 7):
  Proceeds from sales:
    Class A..........................................................   7,982,293  14,280,071
    Class C..........................................................   1,560,752     384,909
  Shares issued as a result of reinvested dividends:
    Class A..........................................................     396,003      75,357
    Class C..........................................................      26,804       5,108
  Payments for redemption of shares:
    Class A..........................................................  (1,025,826)   (443,874)
    Class C..........................................................    (163,009)    (66,528)
                                                                       ----------  ----------
      Increase in net assets from capital share transactions.........   8,777,017  14,235,043
                                                                       ----------  ----------
      Total increase in net assets...................................  10,913,212  15,848,343
Net assets at beginning of year......................................  31,278,590  15,430,247
                                                                       ----------  ----------
Net assets at end of year (including undistributed net investment income of $348,350 and $92,247, respectively).......................  $42,191,802 $31,278,590
                                                                       ----------  ----------
                                                                       ----------  ----------

                See accompanying notes to financial statements.

ADVANTUS INTERNATIONAL BALANCED FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1996

(1) ORGANIZATION
    The Advantus International Balanced Fund, Inc. (the Fund) was incorporated on January 27, 1994. The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. On February 14, 1995 shareholders of the Fund approved a name change to Advantus International Balanced Fund, Inc. (effective March 1, 1995). Prior to March 1, 1995 the Fund was known as MIMLIC International Balanced Fund, Inc.

    The Fund currently issues two classes of shares: Class A and Class C shares. Class A shares are sold subject to a front-end sales charge. Class C shares are sold without a front-end sales charge, but are subject to a higher Rule 12b-1 fee than Class A shares. Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding period declines as the amount of the purchase increases and ranges from 40 to 96 months after purchase for Class C shares. Both classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of distribution fees charged differs between Class A and Class C shares. Income, expenses (other than distribution fees) and realized and unrealized gains or losses are allocated to each class of shares based upon its relative net assets.

    On June 20, 1994, MIMLIC Asset Management Company (MIMLIC Management) purchased 15,000 Class A shares for $150,000. Operations of the Fund did not formally commence until September 16, 1994 when the shares became effectively registered under the Securities Exchange Act of 1933. The Minnesota Mutual Life Insurance Company (Minnesota Mutual), the parent of MIMLIC Management, purchased 1,476,997 Class A shares for $15 million prior to commencement of operations.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    The significant accounting policies followed by the Fund are summarized as follows:

  USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the period. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

    Investments in securities traded on a U.S. or foreign securities exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price. When market quotations are not readily available, securities are valued at fair value as determined in

                                            ADVANTUS INTERNATIONAL BALANCED FUND
                                        NOTES TO FINANCIAL STATEMENTS--CONTINUED

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED) good faith by the Board of Directors. Such fair values are determined using pricing services or prices quoted by independent brokers. Short-term securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost which approximates market value.

    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

  FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

    Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities, income and expenses are translated at the exchange rate on the transaction date. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with net realized and unrealized gains or losses from investments.

    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other then investments in securities, resulting from changes in the exchange rate.

    The Fund also may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation and depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract.

  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

    Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the

ADVANTUS INTERNATIONAL BALANCED FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED) year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income (loss) or realized gains (losses) were recorded by the Fund.

    On the statement of assets and liabilities, as a result of permanent book-to-tax differences, a reclassification adjustment was made to decrease additional paid-in capital in the amount of $8,273, increase undistributed net investment income by $320,610 and decrease accumulated realized gains in the amount of $312,337.

  DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income are declared and paid quarterly in cash or reinvested in additional shares. Realized gains, if any, are paid annually.

(3) INVESTMENT SECURITY TRANSACTIONS
    For the year ended September 30, 1996, purchases of securities and proceeds from sales, other than temporary investments in short-term securities, aggregated $27,439,146 and $19,697,826, respectively.

                                            ADVANTUS INTERNATIONAL BALANCED FUND
                                        NOTES TO FINANCIAL STATEMENTS--CONTINUED

(4) FORWARD FOREIGN CURRENCY CONTRACTS
    On September 30, 1996, the Fund had entered into forward foreign currency contracts that obligate the Fund to deliver currencies at specified future dates. Unrealized appreciation and depreciation on these contracts is included in the accompanying financial statements. The terms of the open contracts were as follows:

 EXCHANGE         CURRENCY TO              CURRENCY TO          UNREALIZED     UNREALIZED
   DATE          BE DELIVERED              BE RECEIVED         APPRECIATION   DEPRECIATION
----------  -----------------------  ------------------------  -------------  -------------
 10/07/96        270,606  US$              403,000  DEM         $        --    $     6,390
 10/09/96        540,995  US$              805,000  DEM                  --         13,217
 10/16/96        533,090  US$              805,000  DEM                  --          5,312
 10/01/96        458,290  US$          695,042,630  ITL                  --          1,641
 10/24/96        582,454  US$              886,000  DEM                  --          1,571
 10/01/96        234,606  US$            1,562,430  SEK               1,267             --
 10/03/96        202,031  US$           25,893,765  ESP                  --            375
 10/09/96        805,000  DEM              545,393  US$              17,616             --
 10/07/96        403,000  DEM              273,017  US$               8,800             --
 10/15/96        508,000  NZD              351,536  US$                  --          3,735
 10/16/96        805,000  DEM              534,813  US$               7,036             --
 10/18/96     27,200,000  JPY              247,321  US$               3,101             --
 10/21/96     18,500,000  JPY              168,335  US$               2,229             --
 10/21/96      1,610,000  DEM            1,067,728  US$              12,174             --
 10/24/96        886,000  DEM              585,777  US$               4,895             --
 10/28/96        814,000  DEM              542,269  US$               8,591             --
 10/02/96        453,031  ITL                  298  US$                  --             --
 10/01/96        360,591  DEM              236,686  US$                 274             --
 10/02/96      1,005,160  DEM              659,251  US$                 244             --
 10/21/96        814,000  DEM              534,331  US$                 653             --
                                                               -------------  -------------
                                                                $    66,880    $    32,241
                                                               -------------  -------------
                                                               -------------  -------------

ITL     Italian Lira
JPY     Japanese Yen
DEM     German Deutch Mark
ESP     Spanish Peseta
NZD     New Zealand Dollar
SEK     Swedish Kroner
US$     United States Dollar

ADVANTUS INTERNATIONAL BALANCED FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(5) EXPENSES AND RELATED PARTY TRANSACTIONS
    On February 14, 1995 shareholders of the Fund approved a new investment advisory agreement, effective March 1, 1995, with Advantus Capital Management, Inc. (Advantus Capital or the Adviser). Advantus Capital is a wholly-owned subsidiary of MIMLIC Management which, prior to March 1, 1995, served as investment adviser to the Fund. Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. In addition, as part of the advisory fee, Advantus Capital pays the expenses of the Fund's transfer, dividend disbursing and redemption agent Minnesota Mutual. The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .95 percent on the first $25 million in net assets, .80 percent on the next $25 million, .75 percent on the next $50 million and .65 percent on net assets in excess of $100 million. Fees under the new agreement with Advantus Capital are the same as under the old agreement with MIMLIC Management.

    On February 14, 1995 shareholders of the Fund also approved a new sub-advisory agreement between Advantus Capital and Templeton Investment Counsel, Inc. (Templeton). From its advisory fee, Advantus Capital pays Templeton a fee equal to an annual rate of .70 percent on the first $25 million in net assets, .55 percent on the next $25 million, .50 percent on the next $50 million and .40 percent on net assets in excess of $100 million. Fees under the new sub-advisory agreement between Advantus Capital and Templeton are the same as the old agreement between MIMLIC Management and Templeton.

    The Fund has adopted separate Plans of Distribution applicable to Class A and Class C shares, respectively, relating to the payment of certain distribution expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays distribution fees to MIMLIC Sales Corporation (MIMLIC Sales), the underwriter of the Fund and wholly-owned subsidiary of MIMLIC Management, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a fee up to .30 percent of average daily net assets of Class A shares. The Class C Plan provides for a fee of up to 1.00 percent of average daily net assets of Class C shares. The Class C 1.00 percent fee is comprised of a .75 percent distribution fee and a .25 percent service fee. MIMLIC Sales is currently waiving that portion of Class A distribution fees which exceeds, as a percentage of average daily net assets, .15 percent. MIMLIC Sales waived Class A distribution fees in the amount of $53,123 for the year ended September 30, 1996.

    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reports, legal, auditing and accounting services, organizational costs and other miscellaneous expenses.

    The Fund pays an administrative services fee to Minnesota Mutual for accounting, auditing, legal and other administrative services which Minnesota Mutual provides. Prior to February 1, 1996 the administrative services fee for the Fund was $2,050 per month. Effective February 1, 1996 the administrative services fee is $2,500 per month.

                                            ADVANTUS INTERNATIONAL BALANCED FUND
                                        NOTES TO FINANCIAL STATEMENTS--CONTINUED

(5) EXPENSES AND RELATED PARTY TRANSACTIONS--(CONTINUED)
    Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital.

    Sales charges received by MIMLIC Sales for distributing the Fund's two classes of shares amounted to $158,726.

    As of September 30, 1996, Minnesota Mutual and subsidiaries and the directors and officers of the Fund as a whole owned the following shares:

                                           NUMBER OF SHARES    PERCENTAGE OWNED
                                          ------------------  -------------------
Class A.................................        2,499,423              70.7%
Class C.................................            1,063                .7%

    During the year ended September 30, 1996, legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $3,694.

(6) ORGANIZATIONAL COSTS
    The Fund incurred organizational expenses in connection with the start-up and initial registration. These costs will be amortized over 60 months on a straight-line basis beginning with the commencement of operations. If any or all of the shares held by MIMLIC Management, or any other holder, representing initial capital of the Fund are redeemed during the amortization period, the redemption proceeds will be reduced by the pro rata portion (based on the ratio that the number of initial shares redeemed bears to the total number of outstanding initial shares of the Fund at the date of redemption) of the unamortized organizational cost balance.

(7) CAPITAL SHARE TRANSACTIONS
    Transactions in shares for the years ended September 30, 1996 and 1995 for Class A shares and year ended September 30, 1996 and the period from March 1, 1995 to September 30, 1995 for Class C shares were as follows:

                                                                                 CLASS A               CLASS C
                                                                          ---------------------  --------------------
                                                                            1996        1995       1996       1995
                                                                          ---------  ----------  ---------  ---------
Sold....................................................................    724,776   1,411,085    140,775     36,260
Issued for reinvested distributions.....................................     36,110       7,265      2,460        481
Redeemed................................................................    (93,685)    (42,101)   (14,985)    (6,119)
                                                                          ---------  ----------  ---------  ---------
                                                                            667,201   1,376,249    128,250     30,622
                                                                          ---------  ----------  ---------  ---------
                                                                          ---------  ----------  ---------  ---------

ADVANTUS INTERNATIONAL BALANCED FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(8) ILLIQUID SECURITIES
    At September 30, 1996, investments in securities includes issues which generally cannot be offered for sale to the public without first being registered under the Securities Act of 1933 (illiquid security). In the event the securities are registered, those carrying registration rights allow for the issuer to bear all the related costs; for issues without rights, the Fund may incur such costs. The Fund currently limits investments in illiquid securities to 10% of net assets at the time of the purchase. Securities are valued by procedures described in note 2. The aggregate value of illiquid securities held by the Fund at September 30, 1996 was $1,178,013 which represents 2.8% of net assets.

                                            ADVANTUS INTERNATIONAL BALANCED FUND
                                        NOTES TO FINANCIAL STATEMENTS--CONTINUED

(9) FINANCIAL HIGHLIGHTS
    Per share data for a share of capital stock and selected information for each period are as follows:

                                                               CLASS A
                                               ---------------------------------------                CLASS C
                                                                         PERIOD FROM    ------------------------------------
                                                YEAR ENDED SEPTEMBER    SEPTEMBER 16,                      PERIOD FROM MARCH
                                                        30,              1994(B) TO        YEAR ENDED        1, 1995(B) TO
                                               ----------------------   SEPTEMBER 30,     SEPTEMBER 30,      SEPTEMBER 30,
                                                 1996       1995(A)         1994              1996               1995
                                               ---------  -----------  ---------------  -----------------  -----------------
Net asset value, beginning of period.........  $   10.79   $   10.34      $   10.54         $   10.77          $    9.95
                                               ---------  -----------       -------            ------             ------
Income from investment operations:
  Net investment income......................        .25         .20            .01               .15                .11
  Net gains or losses on securities (both
   realized and unrealized)..................        .87         .56           (.21)              .89                .91
                                               ---------  -----------       -------            ------             ------
    Total from investment operations.........       1.12         .76           (.20)             1.04               1.02
                                               ---------  -----------       -------            ------             ------
Less distributions:
  Dividends from net investment income.......       (.28)       (.19)            --              (.20)              (.13)
  Distributions from capital gains...........       (.21)       (.12)            --              (.21)              (.07)
                                               ---------  -----------       -------            ------             ------
    Total distributions......................       (.49)       (.31)            --              (.41)              (.20)
                                               ---------  -----------       -------            ------             ------
Net asset value, end of period...............  $   11.42   $   10.79      $   10.34         $   11.40          $   10.77
                                               ---------  -----------       -------            ------             ------
                                               ---------  -----------       -------            ------             ------
Total return (c).............................       10.7%        7.4%          (1.9)%(d)           9.9%             10.3%(e)
Net assets, end of period (in thousands).....  $  40,381   $  30,949      $  15,430         $   1,811          $     330
Ratio of expenses to average daily net assets
 (f).........................................       1.85%       2.08%           .47%(g)          2.61%              2.93%(h)
Ratio of net investment income to average
 daily net assets (f)........................       2.39%       2.22%           .14%(g)          1.15%              1.39%(h)
Portfolio turnover rate (excluding short-term
 securities).................................       56.1%       52.0%          12.1%             56.1%              52.0%
Average commission rate on common stock
 transactions (i)............................  $   .0189         N/A            N/A         $   .0189                N/A

------------
(a) Effective March 1, 1995, the Fund entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to March 1, 1995, the Fund had an investment advisory agreement with MIMLIC Asset Management Company.
(b) Commencement of operations.
(c) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end sales charges.
(d) Total return is presented for the period from September 16, 1994, commencement of operations, to September 30, 1994.
(e) Total return is presented for the period from March 1, 1995, commencement of operations, to September 30, 1995.
(f) The Fund's Distributor and Adviser voluntarily waived or absorbed $53,123, $56,482 and $4,034 in expenses for the years ended September 30, 1996 and 1995 and the period ended September 30, 1994, respectively. If Class A shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.00%, 2.30% and .49%, respectively, and the ratio of net investment income to average daily net assets would have been 2.24%, 2.00% and .12%, respectively. If Class C shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.61% and 3.00%, respectively, and the ratio of net investment income to average daily net assets would have been 1.15% and 1.32% shares, respectively for the year ended September 30, 1996 and the period ended September 30, 1995.
(g) Ratios presented for the periods from September 16, 1994 to September 30, 1994 are not annualized as they are not indicative of anticipated results.
(h) Adjusted to an annual basis.
(i) Beginning in fiscal 1996, the Fund is required to disclose an average brokerage commission rate. The rate is calculated by dividing total brokerage commissions paid on purchases and sales of common stocks by the total number of related shares purchased and sold. The comparability of this information may be effected by the fact that commission rates per share vary significantly among foreign countries.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Advantus International Balanced Fund, Inc.:

    We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of the Advantus International Balanced Fund, Inc. (the Fund) as of September 30, 1996 and the related statement of operations for the year then ended, the statement of changes in net assets for the two years then ended and the financial highlights for the two years then ended and the period from September 16, 1994 to September 30, 1994. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased or sold but not received or delivered, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 1996 and the results of its operations, changes in its net assets and financial highlights, for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP

Minneapolis, Minnesota
November 11, 1996

                                            ADVANTUS INTERNATIONAL BALANCED FUND

                                                  FEDERAL INCOME TAX INFORMATION

    The following information for federal income tax purposes is presented as an aid to shareholders in reporting the distributions paid by the Fund in the fiscal year ended September 30, 1996. Dividends for the 1996 calendar year will be reported to you on Form 1099-Div in late January 1997. Shareholders should consult a tax adviser on how to report these distributions for state and local purposes.

CLASS A

Income distributions--taxable as dividend income, none qualifying for deduction by corporations

PAYABLE DATE
------------------------------------------------------------------------------------------------------------
December 28, 1995...........................................................................................  $   .2689
March 27, 1996..............................................................................................      .0137
June 26, 1996...............................................................................................      .1049
September 25, 1996..........................................................................................      .0662
                                                                                                              ---------
                                                                                                              $   .4537
                                                                                                              ---------
                                                                                                              ---------
Capital gains distribution--taxable as long-term capital gains
December 19, 1995...........................................................................................  $   .0335
                                                                                                              ---------
                                                                                                              ---------

    The distribution of $.2689 payable on December 28, 1995 consisted of $.1785 from short-term capital gains (taxable as dividend income) and $.0904 from net investment income.

CLASS C

Income distributions--taxable as dividend income, none qualifying for deduction by corporations

PAYABLE DATE
------------------------------------------------------------------------------------------------------------
December 28, 1995...........................................................................................  $   .2481
June 26, 1996...............................................................................................      .0869
September 25, 1996..........................................................................................      .0453
                                                                                                              ---------
                                                                                                              $   .3803
                                                                                                              ---------
                                                                                                              ---------
Capital gains distribution--taxable as long-term capital gains
December 19, 1995...........................................................................................  $   .0335
                                                                                                              ---------
                                                                                                              ---------

    The distribution of $.2481 payable on December 28, 1995 consisted of $.1785 from short-term capital gains (taxable as dividend income) and $.0696 from net investment income.

ADVANTUS INTERNATIONAL BALANCED FUND
FEDERAL INCOME TAX INFORMATION--CONTINUED

    The Fund has elected to pass-through foreign tax credits to its shareholders. The following information will aid you in filing for your foreign tax credit.

                                                                    CLASS A                              CLASS C
                                              CLASS A FOREIGN     FOREIGN TAX      CLASS C FOREIGN     FOREIGN TAX
COUNTRY                                      INCOME PER SHARE    PAID PER SHARE   INCOME PER SHARE    PAID PER SHARE
------------------------------------------  -------------------  --------------  -------------------  --------------
Argentina.................................      $   .013027        $  .000827        $   .009561        $  .000607
Australia.................................          .023257           .002790            .017069           .002047
Austria...................................          .003416           .000398            .002507           .000292
Belgium...................................          .004147           .000622            .003044           .000456
Brazil....................................          .002408           .000000            .001767           .000000
Canada....................................          .005003           .000750            .003672           .000551
Chile.....................................          .002009           .000000            .001474           .000000
Czech Republic............................          .000267           .000067            .000196           .000049
Finland...................................          .005011           .000752            .003677           .000552
France....................................          .024802           .004940            .018203           .003625
Germany...................................          .006379           .001121            .004681           .000823
Hong Kong.................................          .012259           .000622            .008997           .000456
Indonesia.................................          .000970           .000045            .000712           .000033
Italy.....................................          .005607           .000841            .004115           .000617
Japan.....................................          .002913           .000437            .002138           .000321
Mexico....................................          .006344           .000175            .004656           .000129
Netherlands...............................          .014661           .002059            .010760           .001511
New Zealand...............................          .013817           .002072            .010140           .001521
Norway....................................          .008381           .001257            .006151           .000923
Peru......................................          .001036           .000000            .000760           .000000
Phillipines...............................          .000347           .000000            .000255           .000000
Portugal..................................          .001344           .000237            .000987           .000174
Spain.....................................          .026508           .004070            .019455           .002987
Sweden....................................          .020879           .003132            .015323           .002298
Switzerland...............................          .003721           .000201            .002731           .000148
Thailand..................................          .011730           .000000            .008609           .000000
United Kingdom............................          .038356           .005820            .028150           .004271
                                                   --------      --------------         --------      --------------
                                                $   .258599        $  .033235        $   .189790        $  .024391
                                                   --------      --------------         --------      --------------
                                                   --------      --------------         --------      --------------

                                                            SHAREHOLDER SERVICES

    The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that apply to a particular Fund.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make four exchanges or telephone transfers between the Funds each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange or transfer within the calendar year. Systematic Exchange Plans are exempt from this charge.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive checks at specified intervals from your fund account-subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE TRANSFER: You may transfer money from one Advantus account to any other Advantus account you own just by calling our toll free number. Sign up for telephone exchanges on the Advantus Application or complete the telephone authorization form.

SYSTEMATIC TRANSFER: If you have an Advantus Money Market account you may transfer a set amount of money to another Advantus Fund to diversify your investment portfolio and take advantage of dollar-cost averaging.

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Mutual insurance premiums out of your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge on Advantus's non-money market funds.

SPECIAL PURCHASE PLANS: Our special purchase plans enable you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets). One of these plans--The Automatic Investment Plan--allows you to invest automatically each month from your checking or savings account.

IRAS, OTHER QUALIFIED PLAN: You can use the Advantus Family of Funds for your Individual Retirement Account or other qualified plan including SEPS, profit sharing, money purchase or defined benefit plans.

GROUP INVESTMENT PLAN: This plan provides employers and employees with a convenient means for investing in the funds through payroll deduction.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account. Amounts over $1,000 may be wire transferred to your personal bank account. The prevailing wire charge will be added to the withdrawal amount. To set this up, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate (monthly statements for your Money Market account) and quarterly reports to help you track all of your investments in the Advantus Family of Funds, and annual tax statements. Semiannual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from MIMLIC Sales Corporation, call 1-800-443-3677. Our voice response system is available from 7 a.m. to 3 a.m. Monday through Friday, and 8 a.m. to 5 p.m. on Saturday. This system allows you to access current net asset values and your account balances.

HOW TO INVEST

    You can invest in one or more of the eight Advantus Funds through your local registered representative of MIMLIC Sales Corporation, distributor of the Funds. Contact your representative for information and a prospectus for any of the Advantus Funds you are interested in.

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Systematic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

    Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management.

    Advantus Capital Management, Inc. manages eight mutual funds containing $346 million in assets in addition to $1.3 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 11 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund

Advantus Horizon Fund

Advantus Spectrum Fund

Advantus Enterprise Fund

Advantus Cornerstone Fund

Advantus Money Market Fund

Advantus Mortgage Securities Fund

Advantus International Balanced Fund

     THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
       TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                        [ADVANTUS -TM- FAMILY OF FUNDS]
                                    MIMLIC SALES CORPORATION
                                    400 ROBERT STREET NORTH
                                    ST. PAUL, MN 55101-2098
                                    1-800-443-3677

MIMLIC SALES CORPORATION                                BULK RATE
400 ROBERT STREET NORTH                             U.S. POSTAGE PAID
ST. PAUL, MN 55101-2098                                ST. PAUL, MN
                                                     PERMIT NO. 3547

FORWARDING AND RETURN POSTAGE GUARANTEED,
ADDRESS CORRECTION REQUESTED

F.48651 11-96